NOTICE dated May 20, 2026,
to the prospectuses for the following annuity products:

Allianz Retirement ProTM Variable Annuity
Allianz Retirement AdvantageTM Variable Annuity
and
Allianz Retirement ProTM New York Variable Annuity
Allianz Retirement AdvantageTM New York Variable Annuity

The annuity products were issued by: Allianz Life Insurance Company of North America and Allianz Life Variable Account B; and Allianz Life Insurance Company of New York and Allianz Life of NY Variable Account C. The foregoing entities are referred to as “Allianz” in this Notice.

This Notice updates information in the statutory prospectuses for the variable annuity products referenced above. Please retain this Notice for future reference.

The following Portfolio was liquidated effective as of the close of business on May 20, 2026 (“Closing Date”):
Lazard Retirement US Small Cap Equity Select Portfolio
On the Closing Date, the above Portfolio will no longer be available as an Investment Option under your Contract. Contract Value, if any, was transferred, as of the close of business on the Closing Date, to the Default Transfer Portfolio, as follows:

Liquidated Portfolio	Default Transfer Portfolio
Lazard Retirement US Small Cap Equity Select Portfolio	AZL® Government Money Market Fund

If, based on your Investment Option allocations, you were impacted by this liquidation, you can either take no action or you can transfer out of the above Default Transfer Portfolio. If you take no action, any Contract Value transferred to the Default Transfer Portfolio will remain allocated to that Portfolio. If, instead, you decide to transfer Contract Value out of the Default Transfer Portfolio, through August 18, 2026, you may transfer Contract Value invested in the Default Transfer Portfolio into any one or more other Investment Options available under your Contract, without any limitation or charge on transfers (“Free Transfer Period”). Any transfers you make pursuant to this free transfer right will be subject to the restrictions on Investment Option allocations set forth in your Contract. Your free transfer will not count as one of the limited number of transfers permitted in a year free of charge, and Allianz will not impose any additional transfer restrictions on this transfer.
Except as described in the market timing limitations of the prospectus, Allianz will not exercise any rights reserved under the Contracts to impose additional restrictions on transfers out of the Default Transfer Portfolio during the Free Transfer Period.

After the Closing Date, the above-listed Liquidated Portfolio will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the above Liquidated Portfolio will be deemed instruction for the Default Transfer Portfolio, as applicable.
We encourage you to consult with your financial professional to determine if your existing allocation instructions should be changed based on the above information.
If you would like further information or an Investment Option prospectus, free of charge, for any of the Investment Options available under your Contract, or if you would like to make a transfer of your Contract Value, please contact your financial professional or call our Service Center toll-free at 800.624.0197. Further information is also available on our website at www.allianzlife.com.
Please keep this Notice together with your prospectus for future reference. You are not required to take any other action at this time.